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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:          (212) 632-6000

Date of fiscal year end:          12/31

Date of reporting period:          12/31/08

ITEM 1. REPORTS TO STOCKHOLDERS.

December 31, 2008

Lazard Retirement Series Annual Report

U.S. Equity
Lazard Retirement U.S. Strategic Equity Portfolio
Lazard Retirement U.S. Small Cap Equity Portfolio

International Equity
Lazard Retirement International Equity Portfolio

Emerging Markets
Lazard Retirement Emerging Markets Equity
  Portfolio

Lazard Retirement Series

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc., you may obtain the prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of Lazard Retirement Series, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Lazard Retirement Series, Inc.
Investment Overviews

U.S. Equities: Seeking a Base

In 2008, equity markets experienced one of their worst years in history amid further signs of a deepening recession, as home prices continued to fall and labor markets deteriorated. The credit markets were under continued stress, with the TED spread—the difference between interest rates on interbank loans and Treasury bills, and a barometer of banks’ willingness to lend to each other—at unusually high levels, as financial institutions remained wary about credit risk. Not only have the world’s largest economies (the United States, Europe, and Japan) faltered into recession, but the slowdown has also revealed the vulnerability of emerging economies, and sent the prices of many commodities to the lowest levels seen in recent years. Oil prices, which earlier in the year traded above $140 per barrel, plunged to five-year lows. The result was a growing focus on the risk of deflation; central banks around the world took aggressive moves in collaboration with the U.S. Federal Reserve (the “Fed”), which cut interest rates to near zero. Declines in gasoline prices and mortgage rates at the end of 2008 may have provided some much-needed relief to U.S. consumers.

While the financials and other cyclical sectors were hardest hit during the year, no sector was immune to the decline. Consumer staples was one of the best-performing sectors, followed by other defensive sectors such as utilities and health care. Conversely, a persistent global credit crunch and falling asset prices continued to weigh on financial stocks, despite the government’s efforts to inject needed capital into the banks. The consumer discretionary sector also posted large losses due to concerns over the future of the U.S. auto industry and overall weak consumer spending. In addition, the energy and materials sectors were weak on the back of slowing global demand, despite the sharp outperformance of these sectors in the first half of 2008.

It appears that investors have come to a reluctant realization of the severity of the economic crisis, and we believe the impact of deleveraging, after years of financial excess, will continue to be felt in many parts of the economy. As government intervention attempts to stabilize the financials sector and facilitate economic recovery by eliminating toxic assets, deleveraging banks, and injecting capital into the system, the result may be a more prolonged, but less severe, economic downturn. The system must deleverage to a new equilibrium.

International Equities: Defensive Sectors Lead

International equity markets fell precipitously in 2008, ending the year down more than 40% as the global economy, led by the banking sector, embarked on the painful process of deleveraging. This resulted in a rapid slowdown in global economic growth, with many countries in technical recession by the end of the year. Equity markets fell sharply as profits began to collapse from a very high base, while the scarcity of capital produced a rise in the required return on equities and depressed the value placed on the reduced profit streams.

During the first half of 2008, investors focused on problems in developed economies, pushing down share prices of companies directly exposed to Western consumers. Retail and automotive stocks, as well as financials, performed particularly poorly. In contrast, belief in continued strong emerging market growth, allied to tight supply, pushed up the prices of key commodities (especially oil) in the first half of 2008. Oil, mining, and emerging markets stocks all performed relatively well during this period, and outperformance from defensive sectors, such as consumer staples and telecom services, was relatively muted.

This changed dramatically in the second half of the year, especially after Lehman Brothers, a global financial services firm, declared bankruptcy in mid-September. Confidence in prospects for the global economy evaporated, and we saw a sudden and material change in behavior from both businesses and consumers in just about every market in the world. Commodity prices collapsed as customers frantically tried to reduce inventories and preserve cash, while retail sales and capital expenditures also came under severe pressure. Governments around the world started to adopt increasingly extreme and unorthodox policy measures in an attempt to shore up the banking system through provision of capital and guarantees, and to prevent recession from becoming depression through huge public spending programs. The finances (and in some cases, currencies) of individual countries were under pressure, as investors worried about sovereign risk. Russia and Ireland were two notable examples.

Lazard Retirement Series, Inc.
Investment Overviews (continued)

In this environment, the previously resilient commodity sectors were very weak, as were other industrial cyclical stocks and many emerging markets. The financials sector performed especially poorly as it became clear that equity holders may, in many cases, face substantial dilution caused by material infusions of fresh capital to support highly levered and poor-quality balance sheets. Defensive sectors (especially health care, but also consumer staples and telecom services) materially outperformed the overall equity market in the second half of 2008 and for the year as a whole. The Japanese market, which has much lower levels of financial leverage than other major markets, also held up relatively well for U.S. dollar investors, as the yen appreciated materially against the U.S. dollar during 2008. However, stock selection was important here because while domestic Japanese companies performed very well, Japanese exporters suffered from currency and macroeconomic issues.

Emerging Markets Equities: Dramatic Correction

In 2008, shares in the developing world experienced a volatile, and weak, market environment. World markets, especially the U.S. capital markets, had to contend with extreme price movements in many fixed-income and bank instruments, as the Fed used powers it had not utilized for decades. The major outcome was the increased involvement of the Fed in corporate restructurings in the banking, mortgage and insurance industries in response to the deepening financial crisis. Markets rebounded significantly in April and May, as investors’ fears about a U.S. recession and financial crisis receded, but renewed worries about the credit crisis and the availability of funding to banks and corporations pushed markets sharply lower throughout most of the latter half of 2008, before it bounced off the lows in December. The biggest drops, by far, were experienced in September and October following the bankruptcy of Lehman Brothers, after which world capital markets had to contend with sharply higher credit costs and extreme risk aversion. Although the problem originated primarily in the United States and Western Europe, developing markets were dramatically affected by the forced selling by many global investors and speculators. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index fell more than 50% for the year. While performance was very weak across all regions, Africa outperformed, followed by Latin America, while the weakest performance was experienced in Eastern Europe.

While no countries delivered positive performance, the relatively small Moroccan equity market defended the best. Defensive returns were also seen in the more domestically focused markets of Columbia and Chile. In Israel and South Africa, where valuations were already discounted, performance was relatively good. Israeli markets also benefited from support from national pension funds, which continued to buy stocks. The biggest falls were experienced in Pakistan, as a result of political strife and the resignation of President Musharraf, and in Russia, a market heavily dependant on commodity prices (particularly oil and gas), which also suffered from political and financial risks and the conflict in Georgia. Sizeable decreases also occurred in Turkey and Hungary, both of which have been running considerable deficits, and were therefore adversely affected by the higher cost, and lower availability, of credit. Weak performance was also experienced in India.

By sector, the most defensive were health care and consumer staples, followed by utilities and telecom services. The worst performing sector was industrials, followed by the energy, materials, financials, and consumer discretionary sectors.

Lazard Retirement U.S. Strategic Equity Portfolio

For the year ended December 31, 2008, the Lazard Retirement U.S. Strategic Equity Portfolio Service Shares posted a total return of (35.28)%, as compared with the (37.00)% return for the S&P 500® Index.

During the year, the Portfolio’s performance was mitigated by an underweight position and strong stock selection in the financials sector. Holdings such as Hudson City Bancorp, Public Storage, PartnerRe, and Marsh & McLennan held up well during the period. Also in the financials sector, JPMorgan Chase, Wells Fargo, and Travelers defended well over the year.

Stock selection in the health care sector benefited relative performance, as shares of Wyeth outperformed its peers and the market for the year. The company reported positive results from a new drug during the fourth quarter, and investors also appreciated the company’s attractive valuation, as well as the lowered patent expiry outlook for its drugs in coming years. Shares of

Lazard Retirement Series, Inc.
Investment Overviews (continued)

Johnson & Johnson also added to relative outperformance for the year, as the global health care product company posted solid earnings results for the most recent quarter driven by strong sales growth outside the United States.

However, stock selection in the consumer discretionary sector detracted from performance. Shares of Liz Claiborne and Brinker International hurt returns within the Portfolio, and both positions were sold. Stock selection in the consumer staples sector also hurt performance in 2008, as holdings such as Coca-Cola Enterprises and Smithfield Foods declined. Smithfield Foods, the world’s largest hog producer and pork processor, declined after reporting disappointing earnings as a result of surging feed costs. Coca-Cola Enterprises, a company that bottles and distributes the Coca-Cola Company’s beverages, declined after reporting disappointing earnings for the most recent quarter. Sales in North America were hurt by slowing demand for immediate-consumption products due to slower traffic at gas stations and convenience stores. The positions in Coca-Cola Enterprises and Smithfield Foods were sold completely.

Lazard Retirement U.S. Small Cap Equity Portfolio

For the year ended December 31, 2008, the Lazard Retirement U.S. Small Cap Equity Portfolio Service Shares posted a total return of (36.47)%, as compared with the (33.79)% return for the Russell 2000® Index.

For the year, the primary drivers of underperformance were stock selection in energy, health care, consumer discretionary, and financials sectors. Positive relative contributions to performance came from stock selection in the industrials and utilities sectors, as well as an overweight position in the industrials sector.

In the industrials sector, performance was driven by strength in commercial service holdings. Duff & Phelps and Watson Wyatt Worldwide outperformed the market, as these leading financial advisory and consulting businesses were not leveraged and continued to generate cash flow. Based on fundamentals and valuation opportunities, we found many attractive companies within the capital goods industry, which led to an overweight position in the sector. On a relative basis, holdings such as Stanley, Beacon Roofing Supply, Regal-Beloit, and Watsco were all strong contributors. The position in Watsco was sold prior to the end of the year.

Holdings in the utilities sector also contributed to performance, as South Jersey Industries, one of the largest positions in the Portfolio, continued to provide a defensive anchor during the turbulent market conditions.

Stock selection in the energy sector was the largest detractor to performance, as all holdings declined significantly with the falling price of oil. TXCO Resources was the biggest detractor, as a significant portion of the company’s value is tied to newly discovered and untapped shale, where the company believes there are substantial reserves. We retained our position, as we believed the stock price could rebound as market conditions improve. Other detractors included Rex Energy, Oil States International, and Trico Marine Services, all of which provide services and equipment for oil exploration. Share prices of each of these companies declined, as the falling oil prices caused weaker demand for services. The positions in Oil States International and Trico Marine Services were sold.

Stock selection in the health care sector was another major detractor of returns, due to slowing business conditions and disappointing earnings results. Symmetry Medical, a manufacturer of surgical equipment, Skilled Healthcare Group, an operator of nursing homes and assisted living centers, and Air Methods, a provider of emergency aeromedical emergency transport services, were three such examples. Additionally, Five Star Quality Care, an assisted living provider, was weak due to disappointing demand.

Holdings in the financials sector also detracted from performance, as the Portfolio held an underweight position in insurance companies, which held up relatively well. Stock selection in banks also added to the poor performance in the sector. However, much of this was offset by gains in real estate investment trusts (REITs) and other diversified financials. Macerich, Tanger Factory Outlet Centers, and Digital Realty Trust were strong REIT contributors, as they outperformed the market. Piper Jaffray, a provider of investment advice and services, was a main contributor amongst the non-bank financials.

Lazard Retirement Series, Inc.
Investment Overviews (continued)

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2008, the Lazard Retirement International Equity Portfolio Service Shares posted a total return of (37.02)%, as compared with the (43.38)% return for the MSCI Europe, Australasia and Far East (EAFE®) Index.

The Portfolio’s strong relative performance in these highly challenging market conditions was largely based on strong security selection, especially in the financials sector, as well as the Portfolio’s defensive posture in consumer staples, health care and utilities, coupled with underweight exposures to the financials and materials sectors. However, security selection in the telecom services and consumer staples sectors detracted from returns.

In the financials sector, Japanese apartment-builder Daito Trust Construction defended well—its asset light business model was a stabilizing force that allowed it to produce and sustain returns superior to its peers. Conversely, Old Mutual fell on concerns over the nature of its South African domicile, as well as the sensitivity to equities inherent in its insurance and asset management businesses. More broadly, the sizeable underweight position in the sector was helpful, as it was the worst performer in 2008.

Swiss pharmaceutical company Novartis was among the strongest relative performers for the Portfolio, as investors sought the company’s resilient cash flow. French gas company GDF Suez was also a strong performer due to its defensive position and the synergies anticipated from the merger of Gaz de France and Suez. The Portfolio’s year-long underweight exposure to the materials sector proved rewarding, as our fears over valuations and the sustainability of returns in the sector proved justified.

In the telecom services sector, Telenor and Nokia were sources of negative attribution for the Portfolio. Telenor, based in Norway, declined on shareholder concerns over the dilutive effects of a potential capital raise. Nokia, based in Finland, declined on the back of weaker conditions in the mobile phone handset market, increased price competition, and worsening consumer confidence.

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2008, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of (48.72)%, while Investor Shares posted a total return of (48.59)%, as compared with the (53.33)% return for the MSCI Emerging Markets Index.

For the year, the Portfolio benefited from stock selection in the consumer discretionary, utilities, and information technology sectors, and within Turkey, India, Malaysia, and the Philippines. Also helpful was an underweight exposure to the energy sector, and an overweight exposure to the consumer staples sector, Mexico, and Brazil. Cemig, a Brazilian electric utility company, performed well as a result of its defensive nature, with stable cash flows and an attractive dividend. We sold the position in Cemig due to its outperformance. Taiwan Semiconductor, a leading foundry company, defended well as key competitors announced capital spending reductions, which reinforced the market perception that Taiwan Semi’s competitive advantage continued to grow.

Conversely, stock selection in the materials, telecom services, financials, energy, and industrials sectors, and within Russia and Israel hurt performance, as did an underweight exposure to China. Within Russia, Mobile TeleSystems, a telecom services company, experienced weakness from forced selling within the Russian market and currency concerns. A significant detractor from performance during the second half of 2008 was Satyam Computer Services, an Indian software company, whose share price fell sharply due to the company’s initial efforts to buy assets from its founder. Shares of JHSF Participacoes, a Brazilian real estate company, fell on fears that a decline in credit availability would negatively affect its operations.

Lazard Retirement Series, Inc.
Investment Overviews (concluded)

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the Portfolio holdings described in this report are as of December 31, 2008; these views and Portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific Portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

Lazard Retirement Series, Inc.
Performance Overviews

Lazard Retirement U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement U.S. Strategic Equity Portfolio and S&P 500® Index*

Retirement U.S. Strategic Equity Portfolio Service Shares	$9,038

S&P 500 Index	8,700

Average Annual Total Returns* Year Ended December 31, 2008

	One Year	Five Years	Ten Years

Retirement U.S. Strategic Equity Portfolio Service Shares	(35.28)%	(2.74)%	(1.01)%
S&P 500 Index	(37.00)	(2.19)	(1.38)

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

Lazard Retirement Series, Inc.
Performance Overviews (continued)

Lazard Retirement U.S. Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement U.S. Small Cap Equity Portfolio and Russell 2000® Index*

Retirement U.S. Small Cap Equity Portfolio Service Shares	$13,942

Russell 2000 Index	13,469

Average Annual Total Returns* Year Ended December 31, 2008

	One Year	Five Years	Ten Years

Retirement U.S. Small Cap Equity Portfolio Service Shares	(36.47)%	(3.95)%	3.38%
Russell 2000 Index	(33.79)	(0.93)	3.02

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Retirement Small Cap Portfolio.

Lazard Retirement Series, Inc.
Performance Overviews (continued)

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe,
Australasia and Far East (EAFE®) Index*

Retirement International Equity Portfolio Service Shares	$10,402

MSCI EAFE Index	10,833

Average Annual Total Returns* Year Ended December 31, 2008

	One Year	Five Years	Ten Years

Retirement International Equity Portfolio Service Shares	(37.02)%	1.70%	0.39%
MSCI EAFE Index	(43.38)	1.66	0.80

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

Lazard Retirement Series, Inc.
Performance Overviews (concluded)

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
Emerging Markets Equity Portfolio and MSCI Emerging Markets Index*

Retirement Emerging Markets Equity Portfolio Service Shares	$25,545

MSCI Emerging Markets Index	23,717

Average Annual Total Returns* Periods Ended December 31, 2008

	Service Shares			Investor Shares

	One Year	Five Years	Ten Years	One Year	Since Inception†

Retirement Emerging Markets Equity Portfolio**	(48.72)%	10.30%	9.83%	(48.59)%	(9.78)%
MSCI Emerging Markets Index	(53.33)	7.66	9.02	(53.33)	(12.33)

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Retirement Emerging Markets Portfolio.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

Lazard Retirement Series, Inc.
Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2008 through December 31, 2008 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing Account Value.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08

Retirement U.S. Strategic Equity Portfolio Service Shares
Actual	$1,000.00	$720.90	$5.40	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.86	$6.34	1.25%

Retirement U.S. Small Cap Equity Portfolio Service Shares
Actual	$1,000.00	$697.50	$5.33	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.34	1.25%

Retirement International Equity Portfolio Service Shares
Actual	$1,000.00	$721.70	$5.16	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$6.05	1.19%

Retirement Emerging Markets Equity Portfolio Service Shares
Actual	$1,000.00	$557.80	$6.08	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.33	$7.88	1.55%

Investor Shares
Actual	$1,000.00	$558.60	$5.13	1.31%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.56	$6.64	1.31%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Lazard Retirement Series, Inc.
Portfolio Holdings Presented by Sector
December 31, 2008

Sector*	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	6.0%	10.2%	3.2%	9.4%
Consumer Staples	14.5	0.7	16.3	11.1
Energy	14.2	1.4	11.3	10.2
Financials	14.1	16.4	16.6	16.6
Health Care	14.0	16.8	11.7	—
Industrials	12.0	20.9	9.1	9.3
Information Technology	17.0	18.1	5.9	9.4
Materials	4.7	2.2	1.8	10.8
Telecommunication Services	1.7	3.6	11.7	15.9
Utilities	1.8	5.4	7.9	1.2
Short-Term Investments	—	4.3	4.5	6.1

Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Lazard Retirement Series, Inc.
Portfolios of Investments
December 31, 2008

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio

Common Stocks—96.0%

Alcohol & Tobacco—4.7%
Molson Coors Brewing Co., Class B	1,130	$55,280
Philip Morris International, Inc.	910	39,594
Reynolds American, Inc.	1,500	60,465

		155,339

Banking—5.5%
Bank of America Corp.	2,552	35,932
Hudson City Bancorp, Inc.	960	15,322
JPMorgan Chase & Co.	1,350	42,566
PNC Financial Services Group, Inc.	725	35,525
Wells Fargo & Co.	1,780	52,474

		181,819

Cable Television—2.7%
Comcast Corp., Class A	5,590	90,279

Chemicals—2.4%
Air Products & Chemicals, Inc.	1,095	55,045
Dow Chemical Co.	1,630	24,597

		79,642

Commercial Services—1.6%
Corrections Corp. of America (a)	1,080	17,669
Republic Services, Inc.	1,400	34,706

		52,375

Computer Software—6.5%
Google, Inc., Class A (a)	100	30,765
Microsoft Corp.	5,500	106,920
Oracle Corp. (a)	2,900	51,417
Symantec Corp. (a)	1,850	25,012

		214,114

Consumer Products—0.1%
Mattel, Inc.	300	4,800

Drugs—5.9%
Merck & Co., Inc.	1,510	45,904
Pfizer, Inc.	1,980	35,066
Wyeth	3,050	114,405

		195,375

Electric—1.7%
American Electric Power Co., Inc.	1,680	55,910

Energy Exploration & Production—2.6%
Apache Corp.	650	48,445
Occidental Petroleum Corp.	600	35,994

		84,439

Description	Shares	Value

Energy Integrated—10.0%
Chevron Corp.	750	$55,477
ConocoPhillips	1,310	67,858
Exxon Mobil Corp.	1,800	143,694
Hess Corp.	390	20,920
Marathon Oil Corp.	1,180	32,285
Massey Energy Co.	870	11,997

		332,231

Energy Services—1.1%
BJ Services Co.	3,025	35,302

Financial Services—1.5%
Ameriprise Financial, Inc.	1,500	35,040
Visa, Inc.	300	15,735

		50,775

Food & Beverages—2.5%
Kraft Foods, Inc., Class A	1,800	48,330
The Coca-Cola Co.	750	33,953

		82,283

Forest & Paper Products—3.1%
Ball Corp.	1,230	51,156
Kimberly-Clark Corp.	1,000	52,740

		103,896

Health Services—1.2%
UnitedHealth Group, Inc.	1,500	39,900

Insurance—5.4%
Marsh & McLennan Cos., Inc.	1,230	29,852
PartnerRe, Ltd.	635	45,257
The Allstate Corp.	1,700	55,692
The Travelers Cos., Inc.	1,050	47,460

		178,261

Leisure & Entertainment—0.9%
Starbucks Corp. (a)	3,180	30,083

Manufacturing—8.5%
Deere & Co.	1,000	38,320
Dover Corp.	1,140	37,529
Honeywell International, Inc.	1,180	38,739
Parker Hannifin Corp.	880	37,435
Pitney Bowes, Inc.	1,340	34,143
Raytheon Co.	600	30,624
Textron, Inc.	1,370	19,002
The Boeing Co.	1,070	45,657

		281,449

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2008

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio (concluded)

Medical Products—6.3%
Johnson & Johnson	2,910	$174,105
Medtronic, Inc.	1,100	34,562

		208,667

Metals & Mining—0.5%
Freeport-McMoRan Copper & Gold, Inc.	735	17,963

Real Estate—1.7%
Public Storage REIT	690	54,855

Retail—7.1%
CVS Caremark Corp.	2,140	61,504
The Gap, Inc.	3,300	44,187
The Kroger Co.	1,990	52,556
Tiffany & Co.	950	22,448
Wal-Mart Stores, Inc.	990	55,499

		236,194

Semiconductors & Components—2.9%
Analog Devices, Inc.	1,940	36,899
Applied Materials, Inc.	2,300	23,299
Intel Corp.	2,410	35,330

		95,528

Description	Shares	Value

Technology—3.3%
eBay, Inc. (a)	2,510	$35,040
International Business Machines Corp.	900	75,744

		110,784

Technology Hardware—3.2%
Cisco Systems, Inc. (a)	4,250	69,275
Hewlett-Packard Co.	1,000	36,290

		105,565

Telecommunications—1.7%
Verizon Communications, Inc.	1,610	54,579

Transportation—1.4%
United Parcel Service, Inc., Class B	840	46,334

Total Common Stocks
(Identified cost $3,902,471)		3,178,741

Total Investments—96.0%
(Identified cost $3,902,471) (b)		$3,178,741

Cash and Other Assets in Excess of Liabilities—4.0%		133,169

Net Assets—100.0%		$3,311,910

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2008

Description	Shares	Value

Lazard Retirement U.S. Small Cap Equity Portfolio

Common Stocks—94.4%

Banking—7.6%
Bank of the Ozarks, Inc.	13,400	$397,176
Cascade Bancorp	13,100	88,425
IBERIABANK Corp.	9,400	451,200
NewAlliance Bancshares, Inc.	48,500	638,745
Prosperity Bancshares, Inc.	14,300	423,137
Signature Bank (a)	22,900	657,001

		2,655,684

Chemicals—1.0%
Ashland, Inc.	16,100	169,211
Headwaters, Inc. (a)	24,800	167,400

		336,611

Commercial Services—2.8%
Waste Connections, Inc. (a)	19,800	625,086
Watson Wyatt Worldwide, Inc., Class A	7,200	344,304

		969,390

Computer Software—2.5%
ANSYS, Inc. (a)	8,300	231,487
Ariba, Inc. (a)	55,900	403,039
Informatica Corp. (a)	18,400	252,632

		887,158

Construction & Engineering—1.6%
Dycom Industries, Inc. (a)	58,900	484,158
Orion Marine Group, Inc. (a)	7,900	76,314

		560,472

Consumer Products—2.6%
Bare Escentuals, Inc. (a)	45,200	236,396
Polaris Industries, Inc.	11,200	320,880
Tempur-Pedic International, Inc.	52,400	371,516

		928,792

Drugs—0.9%
Cubist Pharmaceuticals, Inc. (a)	13,000	314,080

Electric—2.2%
Cleco Corp.	18,700	426,921
Westar Energy, Inc.	16,600	340,466

		767,387

Energy Exploration & Production—0.2%
TXCO Resources, Inc. (a)	37,562	55,967

Energy Services—1.2%
Dril-Quip, Inc. (a)	10,900	223,559
Oceaneering International, Inc. (a)	6,800	198,152

		421,711

Description	Shares	Value

Financial Services—6.3%
Duff & Phelps Corp., Class A (a)	39,800	$760,976
FTI Consulting, Inc. (a)	7,500	335,100
Jefferies Group, Inc.	24,000	337,440
Piper Jaffray Cos., Inc. (a)	10,400	413,504
Waddell & Reed Financial, Inc., Class A	22,200	343,212

		2,190,232

Gas Utilities—3.2%
Northwest Natural Gas Co.	9,300	411,339
South Jersey Industries, Inc.	17,400	693,390

		1,104,729

Health Services—11.3%
Air Methods Corp. (a)	14,200	227,058
Emergency Medical Services Corp., Class A (a)	17,850	653,489
eResearch Technology, Inc. (a)	34,700	230,061
Five Star Quality Care, Inc. (a)	86,900	132,957
inVentiv Health, Inc. (a)	47,500	548,150
Kendle International, Inc. (a)	23,600	606,992
Magellan Health Services, Inc. (a)	13,300	520,828
Pediatrix Medical Group, Inc. (a)	7,500	237,750
Skilled Healthcare Group, Inc., Class A (a)	43,500	367,140
Varian, Inc. (a)	13,300	445,683

		3,970,108

Housing—3.0%
Beacon Roofing Supply, Inc. (a)	20,400	283,152
Centex Corp.	12,500	133,000
Lennar Corp., Class A	14,700	127,449
Trex Co., Inc. (a)	29,900	492,154

		1,035,755

Insurance—1.3%
Max Capital Group, Ltd.	26,800	474,360

Leisure & Entertainment—1.6%
Choice Hotels International, Inc.	6,000	180,360
Texas Roadhouse, Inc. (a)	48,400	375,100

		555,460

Manufacturing—8.8%
Altra Holdings, Inc. (a)	25,300	200,123
Commercial Metals Co.	12,400	147,188
Kaman Corp.	13,000	235,690
Knoll, Inc.	31,300	282,326
RBC Bearings, Inc. (a)	15,600	316,368
Regal-Beloit Corp.	17,300	657,227
Stanley, Inc. (a)	21,500	778,730

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2008

Description	Shares	Value

Lazard Retirement U.S. Small Cap Equity Portfolio (concluded)

The Middleby Corp. (a)	14,800	$403,596
Wabtec Corp.	1,900	75,525

		3,096,773

Medical Products—4.4%
American Medical Systems Holdings, Inc. (a)	32,100	288,579
PSS World Medical, Inc. (a)	43,000	809,260
Symmetry Medical, Inc. (a)	53,800	428,786

		1,526,625

Metals & Mining—0.8%
Schnitzer Steel Industries, Inc., Class A	7,200	271,080

Real Estate—4.1%
Alexandria Real Estate Equities, Inc. REIT	4,500	271,530
Digital Realty Trust, Inc. REIT	14,700	482,895
Healthcare Realty Trust, Inc. REIT	8,300	194,884
Tanger Factory Outlet Centers, Inc. REIT	7,700	289,674
The Macerich Co. REIT	11,700	212,472

		1,451,455

Retail—5.8%
American Eagle Outfitters, Inc.	49,900	467,064
Iconix Brand Group, Inc. (a)	63,900	624,942
Liz Claiborne, Inc.	34,800	90,480
The Children’s Place Retail Stores, Inc. (a)	19,700	427,096
The Gymboree Corp. (a)	6,700	174,803
True Religion Apparel, Inc. (a)	18,600	231,384

		2,015,769

Semiconductors & Components—5.9%
CPI International, Inc. (a)	71,800	621,788
Microsemi Corp. (a)	17,000	214,880
Monolithic Power Systems, Inc. (a)	14,700	185,367
ON Semiconductor Corp. (a)	85,400	290,360
Plexus Corp. (a)	18,700	316,965
Skyworks Solutions, Inc. (a)	32,900	182,266
TTM Technologies, Inc. (a)	47,500	247,475

		2,059,101

Description	Shares	Value

Technology—3.9%
CACI International, Inc., Class A (a)	8,700	$392,283
SRA International, Inc., Class A (a)	22,300	384,675
United Online, Inc.	98,000	594,860

		1,371,818

Technology Hardware—5.5%
Blue Coat Systems, Inc. (a)	36,300	304,920
Brocade Communications Systems, Inc. (a)	94,300	264,040
Comtech Telecommunications Corp. (a)	7,400	339,068
FEI Co. (a)	18,100	341,366
Hughes Communications, Inc. (a)	28,000	446,320
Polycom, Inc. (a)	16,600	224,266

		1,919,980

Telecommunications—3.5%
Alaska Communications Systems Group, Inc.	70,900	665,042
NTELOS Holdings Corp.	22,900	564,714

		1,229,756

Transportation—2.4%
Continental Airlines, Inc., Class B (a)	11,700	211,302
Diana Shipping, Inc.	12,700	162,052
Genco Shipping & Trading, Ltd.	6,200	91,760
UTI Worldwide, Inc.	27,000	387,180

		852,294

Total Common Stocks
(Identified cost $42,261,549)		33,022,547

	Principal Amount (000)

Time Deposit—4.3%
State Street Euro Dollar Time Deposit, 0.01%, 01/02/09 (Identified cost $1,502,000)	$1,502	1,502,000

Total Investments—98.7%
(Identified cost $43,763,549) (b)		$34,524,547
Cash and Other Assets in Excess of Liabilities—1.3%		444,592

Net Assets—100.0%		$34,969,139

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2008

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks—96.7%

Argentina—0.5%
Tenaris SA ADR	66,600	$1,397,268

Belgium—1.0%
Anheuser-Busch InBev NV	123,500	2,863,265

Brazil—1.5%
Banco do Brasil SA	417,600	2,706,410
Companhia Vale do Rio Doce ADR	138,200	1,673,602

Total Brazil		4,380,012

Canada—2.2%
Telus Corp.	206,400	6,214,571

Finland—1.8%
Nokia Oyj	341,000	5,286,498

France—12.2%
BNP Paribas	49,100	2,073,316
Bouygues SA	75,900	3,212,663
Carrefour SA	69,300	2,661,333
GDF Suez	146,000	7,230,943
Groupe Danone	47,800	2,884,967
Sanofi-Aventis	109,980	6,985,258
Total SA	177,172	9,659,005

Total France		34,707,485

Germany—8.6%
Adidas AG	73,395	2,822,786
Allianz SE	43,500	4,665,726
Daimler AG	78,900	2,997,905
E.ON AG	196,100	7,929,727
Siemens AG	79,038	5,919,982

Total Germany		24,336,126

Greece—1.9%
National Bank of Greece SA	101,972	1,888,544
OPAP SA	118,687	3,414,433

Total Greece		5,302,977

Ireland—1.2%
CRH PLC	142,347	3,592,506

Italy—2.5%
Eni SpA	303,295	7,186,842

Japan—19.2%
Canon, Inc.	105,700	3,318,086
Daito Trust Construction Co., Ltd.	148,300	7,765,177
East Japan Railway Co.	372	2,970,786
Hoya Corp.	168,600	2,928,892
Inpex Corp.	410	3,239,226

Description	Shares	Value

Japan Tobacco, Inc.	1,641	$5,434,013
KDDI Corp.	751	5,348,914
Mitsubishi Corp.	210,300	2,952,284
Olympus Corp.	127,000	2,550,263
Secom Co., Ltd.	86,500	4,455,497
Sumitomo Mitsui Financial Group, Inc.	795	3,547,641
T&D Holdings, Inc.	84,750	3,553,602
Tokio Marine Holdings, Inc.	52,000	1,523,716
Tokyo Gas Co., Ltd.	971,000	4,920,518

Total Japan		54,508,615

Norway—0.7%
Telenor ASA	296,300	1,982,800

Russia—0.9%
Globaltrans Investment PLC Sponsored GDR (c)	148,400	207,760
LUKOIL Sponsored ADR	71,550	2,319,884

Total Russia		2,527,644

Singapore—1.3%
Singapore Telecommunications, Ltd.	2,080,200	3,703,837

Spain—1.2%
Banco Santander SA	361,700	3,490,812

Sweden—1.9%
Telefonaktiebolaget LM Ericsson, B Shares	695,260	5,332,302

Switzerland—12.9%
Nestle SA	211,640	8,341,277
Novartis AG	196,600	9,850,542
Roche Holding AG	57,800	8,897,367
Swisscom AG	8,530	2,753,763
UBS AG (a)	267,400	3,878,316
Zurich Financial Services AG	13,500	2,930,518

Total Switzerland		36,651,783

Turkey—1.5%
Turkcell Iletisim Hizmetleri AS ADR	286,836	4,182,069

United Kingdom—23.7%
BAE Systems PLC	1,192,300	6,498,337
BG Group PLC	167,800	2,329,696
BP PLC	851,618	6,525,341
British American Tobacco PLC	97,870	2,542,992
Diageo PLC	248,506	3,456,849
GlaxoSmithKline PLC	282,300	5,240,730
HSBC Holdings PLC	344,100	3,293,459
Imperial Tobacco Group PLC	240,220	6,417,028
National Grid PLC	268,323	2,651,746
Old Mutual PLC	2,037,657	1,627,938
Prudential PLC	794,900	4,839,517

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2008

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Reckitt Benckiser Group PLC	71,900	$2,678,593
Tesco PLC	729,800	3,802,193
Unilever PLC	262,300	5,960,901
Vodafone Group PLC	4,691,166	9,443,851

Total United Kingdom		67,309,171

Total Common Stocks
(Identified cost $365,378,594)		274,956,583

Description	Principal Amount (000)	Value

Time Deposit—4.6%
State Street Euro Dollar Time Deposit, 0.01%, 01/02/09 (Identified cost $13,011,000)	$13,011	$13,011,000

Total Investments—101.3%
(Identified cost $378,389,594) (b)		$287,967,583

Liabilities in Excess of Cash and Other Assets—(1.3)%		(3,827,134)

Net Assets—100.0%		$284,140,449

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2008

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks—88.1%

Argentina—1.7%
Tenaris SA ADR	183,000	$3,839,340

Bahrain—0.1%
Investcorp Bank BSC GDR	41,504	124,512
Investcorp Bank BSC GDR (c)	31,282	93,846

Total Bahrain		218,358

Brazil—9.9%
Banco do Brasil SA	921,200	5,970,175
Companhia de Concessoes Rodoviarias	286,300	2,930,995
Empresa Brasileira de Aeronautica SA ADR	156,000	2,528,760
Iochpe Maxion SA	155,966	593,240
JHSF Participacoes SA	868,200	622,510
Redecard SA	546,257	6,090,716
Souza Cruz SA	206,011	3,929,767

Total Brazil		22,666,163

Canada—0.1%
First Quantum Minerals, Ltd.	14,500	206,841

China—0.7%
Shougang Concord International Enterprises Co., Ltd.	15,201,000	1,706,826

Egypt—3.1%
Eastern Tobacco	58,194	1,905,259
Egyptian Company for Mobile Services	84,787	2,241,385
Orascom Construction Industries	116,822	2,959,980

Total Egypt		7,106,624

Hungary—0.4%
OTP Bank Nyrt (a)	63,357	962,578

India—6.3%
Hero Honda Motors, Ltd.	116,437	1,940,424
Oil and Natural Gas Corp., Ltd.	511,085	7,042,055
Punjab National Bank, Ltd.	231,602	2,532,065
Satyam Computer Services, Ltd.	848,332	3,072,126

Total India		14,586,670

Indonesia—8.3%
PT Astra International Tbk	2,876,500	2,901,843
PT Bank Mandiri Tbk	29,599,300	5,641,821
PT Telekomunikasi Indonesia Tbk Sponsored ADR	348,300	8,731,881
PT United Tractors Tbk	4,314,550	1,792,596

Total Indonesia		19,068,141

Description	Shares	Value

Israel—3.5%
Bank Hapoalim BM (a)	1,621,475	$3,518,222
Delek Automotive Systems, Ltd.	267,202	1,379,616
Israel Chemicals, Ltd.	467,005	3,265,051

Total Israel		8,162,889

Malaysia—1.6%
British American Tobacco Malaysia Berhad	131,100	1,688,731
PLUS Expressways Berhad	2,311,300	1,997,451

Total Malaysia		3,686,182

Mexico—5.7%
America Movil SAB de CV ADR, Series L	86,900	2,693,031
Desarrolladora Homex SA de CV ADR (a)	124,290	2,837,541
Fomento Economico Mexicano SAB de CV Sponsored ADR	114,290	3,443,558
Grupo Televisa SA Sponsored ADR	128,900	1,925,766
Kimberly-Clark de Mexico SAB de CV, Series A	684,900	2,275,004

Total Mexico		13,174,900

Pakistan—0.3%
Pakistan Petroleum, Ltd.	476,670	607,941

Philippines—3.6%
Philippine Long Distance Telephone Co. Sponsored ADR	177,700	8,343,015

Russia—8.2%
Eurasia Drilling Co., Ltd. GDR (a), (c)	124,400	435,400
Evraz Group SA GDR	121,850	1,047,910
LUKOIL Sponsored ADR	256,000	8,300,353
Mechel Sponsored ADR	75,500	302,000
Mobile TeleSystems Sponsored ADR	174,800	4,663,664
Oriflame Cosmetics SA SDR	143,019	4,144,016

Total Russia		18,893,343

Singapore—0.6%
Cosco Corp. (Singapore), Ltd. ADR	427,600	1,381,148

South Africa—12.6%
Aquarius Platinum, Ltd.	715,575	1,811,810
ArcelorMittal South Africa, Ltd.	68,881	665,871
Kumba Iron Ore, Ltd.	270,971	4,787,276
Massmart Holdings, Ltd.	233,865	2,146,493
Murray & Roberts Holdings, Ltd.	451,198	2,362,256
Nedbank Group, Ltd.	357,395	3,723,866
Pretoria Portland Cement Co., Ltd.	985,917	3,362,761
Sanlam, Ltd.	2,180,992	4,037,420

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (concluded)
December 31, 2008

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Steinhoff International Holdings, Ltd.	1,179,997	$1,607,849
Truworths International, Ltd.	1,190,111	4,418,721

Total South Africa		28,924,323

South Korea—9.9%
Amorepacific Corp.	3,981	2,081,288
GS Engineering & Construction Corp.	58,848	2,799,865
Hite Brewery Co., Ltd.	29,063	3,795,826
KB Financial Group, Inc.	157,838	4,326,108
Samsung Electronics Co., Ltd. GDR (c)	19,076	3,338,300
Shinhan Financial Group Co., Ltd.	133,930	3,101,915
Woongjin Coway Co., Ltd.	153,322	3,294,093

Total South Korea		22,737,395

Taiwan—3.9%
Advanced Semiconductor Engineering, Inc.	4,313,011	1,562,316
Advantech Co., Ltd.	373,016	546,155
Hon Hai Precision Industry Co., Ltd.	1,220,428	2,406,021
HTC Corp.	153,000	1,543,349
Taiwan Semiconductor Manufacturing Co., Ltd.	2,058,699	2,817,804

Total Taiwan		8,875,645

Thailand—1.4%
Banpu Public Co., Ltd.	446,400	3,115,012

Turkey—6.2%
Ford Otomotiv Sanayi AS	384,382	1,086,933
Turkcell Iletisim Hizmetleri AS	1,682,587	9,684,786
Turkiye Is Bankasi, C Shares	1,263,043	3,397,198

Total Turkey		14,168,917

Total Common Stocks
(Identified cost $344,700,363)		202,432,251

Description	Shares	Value

Preferred Stocks—5.4%

Brazil—5.4%
AES Tiete SA	277,978	$1,802,361
Companhia Energetica de Minas Gerais	1	14
Companhia Vale do Rio Doce, A Shares	470,800	4,946,165
Eletropaulo Metropolitana SA, B Shares	91,800	1,029,558
Klabin SA	671,300	978,034
Suzano Papel e Celulose SA (a)	322,156	1,692,688
Tam SA Sponsored ADR	229,500	1,891,080

Total Brazil		12,339,900

Total Preferred Stocks
(Identified cost $27,283,008)		12,339,900

	Principal Amount (000)

Time Deposit—6.0%
State Street Euro Dollar Time Deposit, 0.01%, 01/02/09 (Identified cost $13,850,000)	$13,850	13,850,000

Total Investments—99.5%
(Identified cost $385,833,371) (b)		$228,622,151

Cash and Other Assets in Excess of Liabilities—0.5%		1,169,688

Net Assets—100.0%		$229,791,839

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments
December 31, 2008

(a) Non-income producing security.
(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized depreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation

Retirement U.S. Strategic Equity	$3,964,538	$24,692	$810,489	$(785,797)
Retirement U.S. Small Cap Equity	45,067,384	1,151,383	11,694,220	(10,542,837)
Retirement International Equity	379,841,446	5,011,505	96,885,368	(91,873,863)
Retirement Emerging Markets Equity	390,070,167	569,078	162,017,094	(161,448,016)

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2008, these securities amounted to 0.1% and 1.7% of net assets of Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Equity Portfolio, respectively, and are considered to be liquid.

Security Abbreviations:

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
REIT — Real Estate Investment Trust
SDR — Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments (concluded)
December 31, 2008

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Industry
Agriculture	—%	1.4%
Alcohol & Tobacco	7.3	4.9
Automotive	1.1	2.6
Banking	6.0	13.1
Building Materials	—	1.5
Commercial Services	2.6	0.6
Construction & Engineering	1.1	3.5
Consumer Products	0.9	4.8
Drugs	10.9	—
Electric	3.7	1.2
Energy Exploration & Production	1.1	3.3
Energy Integrated	9.9	5.0
Energy Services	0.5	1.9
Financial Services	1.9	5.9
Food & Beverages	6.0	1.5
Forest & Paper Products	—	2.2
Gas Utilities	4.3	—
Housing	4.0	1.2
Insurance	6.2	—
Leisure & Entertainment	1.2	0.8
Manufacturing	4.4	3.5
Medical Products	0.9	—
Metals & Mining	0.6	6.0
Real Estate	—	0.3
Retail	3.3	2.9
Semiconductors & Components	2.2	3.4
Technology	—	1.3
Technology Hardware	3.7	2.0
Telecommunications	11.8	15.7
Transportation	1.1	3.0

Subtotal	96.7	93.5
Time Deposits	4.6	6.0

Total Investments	101.3%	99.5%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Assets and Liabilities
December 31, 2008

	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

ASSETS
Investments in securities, at value	$3,178,741	$34,524,547	$287,967,583	$228,622,151
Cash	139,714	434	139	408
Foreign currency	—	—	87	358,492
Receivables for:
Capital stock sold	418	616,256	1,443,269	5,141,466
Dividends and interest	7,325	53,949	935,554	296,711
Investments sold	—	—	—	230,813
Amount due from Investment Manager (Note 3)	10,376	—	—	—

Total assets	3,336,574	35,195,186	290,346,632	234,650,041

LIABILITIES
Payables for:
Management fees	—	4,728	171,474	179,146
Accrued distribution fees	666	6,851	57,158	32,387
Accrued directors’ fees	14	156	1,158	964
Capital stock redeemed	759	78,506	5,892,663	364,146
Investments purchased	3,142	105,804	—	4,121,294
Other accrued expenses and payables	20,083	30,002	83,730	160,265

Total liabilities	24,664	226,047	6,206,183	4,858,202

Net assets	$3,311,910	$34,969,139	$284,140,449	$229,791,839

NET ASSETS
Paid in capital	$5,210,600	$59,190,808	$382,884,741	$414,934,769
Undistributed net investment income	14,335	—	2,106,940	283,591
Accumulated undistributed net realized loss	(1,189,295)	(14,982,667)	(10,422,459)	(28,216,700)
Net unrealized appreciation (depreciation) on:
Investments	(723,730)	(9,239,002)	(90,422,011)	(157,211,220)
Foreign currency	—	—	(6,762)	1,399

Net assets	$3,311,910	$34,969,139	$284,140,449	$229,791,839

Service Shares
Net assets	$3,311,910	$34,969,139	$284,140,449	$168,786,950
Shares of capital stock outstanding*	508,605	5,516,390	34,537,314	14,562,340
Net asset value, offering and redemption price per share	$6.51	$6.34	$8.23	$11.59
Investor Shares
Net assets	—	—	—	$61,004,889
Shares of capital stock outstanding*	—	—	—	5,281,810
Net asset value, offering and redemption price per share	—	—	—	$11.55
Cost of investments in securities	$3,902,471	$43,763,549	$378,389,594	$385,833,371
Cost of foreign currency	—	—	$88	$356,547

* $0.001 par value 1,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Operations
For the Year Ended December 31, 2008

	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

INVESTMENT INCOME (LOSS)

Income:
Dividends	$96,863	$528,677	$11,093,905	$15,092,997
Interest	1,107	41,574	195,635	252,172

Total investment income*	97,970	570,251	11,289,540	15,345,169

Expenses:
Management fees	29,203	374,351	2,549,774	3,553,875
Distribution fees (Service Shares)	9,722	124,412	849,507	580,646
Custodian fees	52,300	64,712	179,327	589,780
Administration fees	43,278	52,490	110,525	113,596
Professional services	31,881	42,549	108,710	110,991
Shareholders’ reports	7,526	24,198	111,992	86,741
Shareholders’ services	13,651	16,010	21,440	31,507
Directors’ fees and expenses	225	2,864	19,549	20,090
Registration fees	—	—	2,432	2,894
Other	2,138	4,283	17,652	18,642

Total gross expenses	189,924	705,869	3,970,908	5,108,762

Management fees waived and expenses reimbursed	(122,069)	(81,871)	—	—
Administration fees waived	(18,750)	—	—	—
Expense reductions	(447)	(79)	(2,277)	(1,657)

Total net expenses	48,658	623,919	3,968,631	5,107,105

Net investment income (loss)	49,312	(53,668)	7,320,909	10,238,064

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on:
Investments**	(1,147,981)	(14,364,336)	(10,356,774)	(17,953,508)
Foreign currency	—	—	(334,275)	(1,143,303)
Net change in unrealized appreciation (depreciation) on:
Investments***	(501,960)	(6,798,323)	(152,333,566)	(209,718,926)
Foreign currency	—	—	1,061	3,702

Net realized and unrealized loss on investments and foreign currency	(1,649,941)	(21,162,659)	(163,023,554)	(228,812,035)

Net decrease in net assets resulting from operations	$(1,600,629)	$(21,216,327)	$(155,702,645)	$(218,573,971)

* Net of foreign withholding taxes of	$—	$—	$1,054,426	$999,473

** Net of foreign capital gains taxes of	$—	$—	$—	$238,219

*** Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$(138,272)

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets

	Lazard Retirement U.S. Strategic Equity Portfolio		Lazard Retirement U.S. Small Cap Equity Portfolio

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

DECREASE IN NET ASSETS

Operations:
Net investment income (loss)	$49,312	$34,988	$(53,668)	$(130,111)
Net realized gain (loss) on investments	(1,147,981)	657,726	(14,364,336)	3,184,399
Net change in unrealized depreciation on investments	(501,960)	(724,373)	(6,798,323)	(7,786,424)

Net decrease in net assets resulting from operations	(1,600,629)	(31,659)	(21,216,327)	(4,732,136)

Distributions to shareholders:
Service Shares
From net investment income	(34,641)	(66,265)	—	—
From net realized gains	—	(1,060,934)	—	(27,406,341)

Net decrease in net assets resulting from distributions	(34,641)	(1,127,199)	—	(27,406,341)

Capital stock transactions:
Service Shares
Net proceeds from sales	1,511,286	3,227,727	7,873,436	4,990,546
Net proceeds from reinvestment of distributions	34,641	1,127,199	—	27,406,341
Cost of shares redeemed	(1,557,278)	(3,315,850)	(14,459,743)	(20,000,610)

Net increase (decrease) in net assets from capital stock transactions	(11,351)	1,039,076	(6,586,307)	12,396,277

Total decrease in net assets	(1,646,621)	(119,782)	(27,802,634)	(19,742,200)
Net assets at beginning of year	4,958,531	5,078,313	62,771,773	82,513,973

Net assets at end of year*	$3,311,910	$4,958,531	$34,969,139	$62,771,773

*Includes undistributed net investment income of	$14,335	$—	$—	$—

Shares issued and redeemed:
Service Shares
Shares outstanding at beginning of year	487,596	394,810	6,288,141	4,767,452

Shares sold	189,289	249,774	928,162	346,337
Shares issued to shareholders from reinvestment of distributions	5,525	102,854	—	2,486,101
Shares redeemed	(173,805)	(259,842)	(1,699,913)	(1,311,749)

Net increase (decrease)	21,009	92,786	(771,751)	1,520,689

Shares outstanding at end of year	508,605	487,596	5,516,390	6,288,141

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$7,320,909	$5,339,775	$10,238,064	$3,272,775
Net realized gain (loss) on investments and foreign currency	(10,691,049)	23,419,667	(19,096,811)	52,112,436
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(152,332,505)	5,984,040	(209,715,224)	19,745,263

Net increase (decrease) in net assets resulting from operations	(155,702,645)	34,743,482	(218,573,971)	75,130,474

Distributions to shareholders:
From net investment income
Service Shares	(4,879,768)	(9,172,227)	(6,056,978)	(2,523,254)
Investor Shares	—	—	(2,518,065)	(1,979,539)
From net realized gains
Service Shares	(1,221,739)	(61,136,587)	(16,793,277)	(33,691,565)
Investor Shares	—	—	(7,726,819)	(18,854,036)

Net decrease in net assets resulting from distributions	(6,101,507)	(70,308,814)	(33,095,139)	(57,048,394)

Capital stock transactions:
Net proceeds from sales
Service Shares	130,466,403	119,450,817	119,788,045	110,857,192
Investor Shares	—	—	59,675,312	102,381,605
Net proceeds from reinvestment of distributions
Service Shares	6,101,507	70,308,814	22,850,255	36,214,819
Investor Shares	—	—	10,244,884	20,833,575
Cost of shares redeemed
Service Shares	(82,087,848)	(71,422,621)	(58,289,994)	(38,543,404)
Investor Shares	—	—	(70,002,969)	(23,945,455)

Net increase in net assets from capital stock transactions	54,480,062	118,337,010	84,265,533	207,798,332

Total increase (decrease) in net assets	(107,324,090)	82,771,678	(167,403,577)	225,880,412
Net assets at beginning of year	391,464,539	308,692,861	397,195,416	171,315,004

Net assets at end of year*	$284,140,449	$391,464,539	$229,791,839	$397,195,416

*Includes undistributed net investment income of	$2,106,940	$—	$283,591	$2,089

Shares issued and redeemed:
Service Shares
Shares outstanding at beginning of year	29,327,972	20,736,302	9,815,695	5,698,332

Shares sold	12,211,062	8,137,946	5,944,455	4,182,759
Shares issued to shareholders from reinvestment of distributions	732,337	5,296,772	1,632,619	1,430,241
Shares redeemed	(7,734,057)	(4,843,048)	(2,830,429)	(1,495,637)

Net increase	5,209,342	8,591,670	4,746,645	4,117,363

Shares outstanding at end of year	34,537,314	29,327,972	14,562,340	9,815,695

Investor Shares
Shares outstanding at beginning of year			5,685,568	1,849,829

Shares sold			2,499,956	3,957,260
Shares issued to shareholders from reinvestment of distributions			701,832	823,861
Shares redeemed			(3,605,546)	(945,382)

Net increase (decrease)			(403,758)	3,835,739

Shares outstanding at end of year			5,281,810	5,685,568

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each year:

LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO

	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Service Shares
Net asset value, beginning of year	$10.17	$12.86	$11.02	$10.74	$9.67

Income (loss) from investment operations:
Net investment income	0.10	0.07	0.09	0.08	0.08
Net realized and unrealized gain (loss)	(3.69)	(0.14)	1.83	0.28	1.05

Total from investment operations	(3.59)	(0.07)	1.92	0.36	1.13

Less distributions from:
Net investment income	(0.07)	(0.15)	(0.08)	(0.08)	(0.06)
Net realized gains	—	(2.47)	—	—	—

Total distributions	(0.07)	(2.62)	(0.08)	(0.08)	(0.06)

Net asset value, end of year	$6.51	$10.17	$12.86	$11.02	$10.74

Total Return (a)	(35.28)%	(0.95)%	17.48%	3.38%	11.79%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,312	$4,959	$5,078	$4,311	$4,883
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses	4.88%	4.21%	4.45%	3.57%	3.58%
Net investment income	1.27%	0.62%	0.68%	0.59%	0.75%
Portfolio turnover rate	86%	101%	102%	75%	59%

LAZARD RETIREMENT U.S. SMALL CAP EQUITY PORTFOLIO

	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Service Shares
Net asset value, beginning of year	$9.98	$17.31	$16.31	$16.90	$14.71

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.06)	(0.04)	— (b)
Net realized and unrealized gain (loss)	(3.63)	(0.87)	2.49	0.69	2.19

Total from investment operations	(3.64)	(0.89)	2.43	0.65	2.19

Less distributions from:
Net realized gains	—	(6.44)	(1.43)	(1.24)	—

Total distributions	—	(6.44)	(1.43)	(1.24)	—

Net asset value, end of year	$6.34	$9.98	$17.31	$16.31	$16.90

Total Return (a)	(36.47)%	(7.20)%	16.07%	3.99%	14.89%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$34,969	$62,772	$82,514	$136,970	$110,982
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.18%	1.22%	1.25%
Gross expenses	1.41%	1.33%	1.18%	1.22%	1.28%
Net investment loss	(0.11)%	(0.17)%	(0.22)%	(0.26)%	(0.35)%
Portfolio turnover rate	139%	102%	87%	93%	98%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

(b)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Service Shares
Net asset value, beginning of year	$13.35	$14.89	$12.83	$11.88	$10.39

Income (loss) from investment operations:
Net investment income	0.21	0.19	0.21	0.15	0.09
Net realized and unrealized gain (loss)	(5.15)	1.24	2.61	1.08	1.46

Total from investment operations	(4.94)	1.43	2.82	1.23	1.55

Less distributions from:
Net investment income	(0.14)	(0.37)	(0.15)	(0.11)	(0.06)
Net realized gains	(0.04)	(2.60)	(0.61)	(0.17)	—

Total distributions	(0.18)	(2.97)	(0.76)	(0.28)	(0.06)

Net asset value, end of year	$8.23	$13.35	$14.89	$12.83	$11.88

Total Return (a)	(37.02)%	10.78%	22.53%	10.65%	14.98%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$284,140	$391,465	$308,693	$266,437	$206,625
Ratios to average net assets:
Net expenses	1.17%	1.18%	1.19%	1.21%	1.25%
Gross expenses	1.17%	1.18%	1.19%	1.21%	1.29%
Net investment income	2.15%	1.60%	1.51%	1.45%	1.05%
Portfolio turnover rate	43%	48%	75%	54%	53%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

	Year Ended

	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Service Shares
Net asset value, beginning of year	$25.64	$22.69	$ 18.81	$13.91	$10.73

Income (loss) from investment operations:
Net investment income (a)	0.58	0.29	0.27	0.13	0.05
Net realized and unrealized gain (loss)	(12.77)	7.03	5.08	5.41	3.21

Total from investment operations	(12.19)	7.32	5.35	5.54	3.26

Less distributions from:
Net investment income	(0.47)	(0.30)	(0.10)	(0.05)	(0.08)
Net realized gains	(1.39)	(4.07)	(1.37)	(0.59)	—

Total distributions	(1.86)	(4.37)	(1.47)	(0.64)	(0.08)

Net asset value, end of year	$11.59	$25.64	$ 22.69	$18.81	$13.91

Total Return (b)	(48.72)%	33.30%	29.95%	40.78%	30.59%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$168,787	$251,665	$129,306	$82,812	$31,710
Ratios to average net assets:
Net expenses	1.52%	1.57%	1.60%	1.60%	1.60%
Gross expenses	1.52%	1.57%	1.69%	1.95%	2.36%
Net investment income	2.81%	1.12%	1.30%	1.39%	1.13%
Portfolio turnover rate	53%	52%	48%	51%	43%

			For the Period 5/1/06* to 12/31/06
	Year Ended

	12/31/08	12/31/07

Investor Shares
Net asset value, beginning of period	$25.60	$22.71	$ 22.13

Income (loss) from investment operations:
Net investment income (a)	0.64	0.35	0.19
Net realized and unrealized gain (loss)	(12.78)	7.04	1.88

Total from investment operations	(12.14)	7.39	2.07

Less distributions from:
Net investment income	(0.52)	(0.43)	(0.12)
Net realized gains	(1.39)	(4.07)	(1.37)

Total distributions	(1.91)	(4.50)	(1.49)

Net asset value, end of period	$11.55	$25.60	$ 22.71

Total Return (b)	(48.59)%	33.63%	10.64%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$61,005	$145,530	$42,009
Ratios to average net assets:
Net expenses (c)	1.28%	1.32%	1.35%
Gross expenses (c)	1.28%	1.32%	1.54%
Net investment income (c)	3.02%	1.34%	1.38%
Portfolio turnover rate	53%	52%	48%

*	The inception date for Investor Shares was May 1, 2006.
(a)	Beginning with the fiscal year ended 12/31/06, net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Financial Statements
December 31, 2008

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of eleven no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement U.S. Strategic Equity Portfolio (formerly Lazard Retirement Equity Portfolio) (“U.S. Strategic Equity Portfolio”), Lazard Retirement U.S. Small Cap Equity Portfolio (formerly Lazard Retirement Small Cap Portfolio) (“U.S. Small Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Equity Portfolio (formerly Lazard Retirement Emerging Markets Portfolio) (“Emerging Markets Equity Portfolio”). Each of the other seven Portfolios had not commenced operations as of December 31, 2008.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on for-

eign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
December 31, 2008

possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2008, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016

U.S. Strategic Equity	$772,185
U.S. Small Cap Equity	9,185,255
International Equity	6,022,728

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended

December 31, 2008, the following Portfolios elected to defer net capital losses arising between November 1, 2008 and December 31, 2008 as follows:

Portfolio	Amount

U.S. Strategic Equity	$355,043
U.S. Small Cap Equity	4,493,577
International Equity	2,954,641
Emerging Markets Equity	23,978,505

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes”, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain

Portfolio	2008	2007	2008	2007

U.S. Strategic Equity	$34,641	$382,042	$—	$745,157
U.S. Small Cap Equity	—	10,656,715	—	16,749,626
International Equity	4,879,694	20,791,714	1,221,813	49,517,100
Emerging Markets Equity	19,000,182	21,459,770	14,094,957	35,588,624

As of December 31, 2008, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
December 31, 2008

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain

U.S. Strategic Equity	$14,335	$—
U.S. Small Cap Equity	—	—
International Equity	2,106,940	—
Emerging Markets Equity	280,150	—

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Strategic Equity	0.75%
U.S. Small Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

U.S. Strategic Equity	1.25%	N/A
U.S. Small Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity	1.60	1.35%

During the year ended December 31, 2008, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Service Shares

U.S. Strategic Equity	$122,069
U.S. Small Cap Equity	81,871

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for the U.S. Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio, and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
December 31, 2008

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and is reimbursed for travel and other out of pocket expenses for attending Board and committee meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5.	Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2008 were as follows:

Portfolio	Purchases	Sales

U.S. Strategic Equity	$3,368,389	$3,430,640
U.S. Small Cap Equity	66,424,504	73,880,430
International Equity	203,667,477	140,249,165
Emerging Markets Equity	251,439,051	181,530,132

For the year ended December 31, 2008, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2008:

	Investments in Securities

Level	U.S. Strategic Equity Portfolio	U.S. Small Cap Equity Portfolio

Level 1	$3,178,741	$33,022,547
Level 2	—	1,502,000
Level 3	—	—

Total	$3,178,741	$34,524,547

Lazard Retirement Series, Inc.
Notes to Financial Statements (concluded)
December 31, 2008

	Investments in Securities

Level	International Equity Portfolio	Emerging Markets Equity Portfolio

Level 1	$13,467,510	$46,235,051
Level 2	274,500,073*	182,387,100*
Level 3	—	—

Total	$287,967,583	$228,622,151

*	Includes certain foreign securities whose fair value was determined, on December 31, 2008, with the assistance of a pricing service, in accordance with procedures approved by the Board.

There were no investments in securities characterized as Level 3 on December 31, 2008.

8. Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosure that enables investors to better understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position. The Investment Manager is currently assessing the impact that SFAS 161 will have on the Fund’s financial statements and related disclosures upon adoption.

Lazard Retirement Series, Inc.
Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Lazard Retirement Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lazard Retirement Series, Inc. (the “Fund”, comprised of Lazard Retirement U.S. Strategic Equity Portfolio, Lazard Retirement U.S. Small Cap Equity Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Equity Portfolio) as of December 31, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2008, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 18, 2009

Lazard Retirement Series, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Non-Interested Directors:

Kenneth S. Davidson (63)	Director (April 1997)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (46)	Director (May 2007)

Former Vice President, Trust Investments, American Beacon Advisers, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund; Trustee, TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1

Lester Z. Lieberman (78)	Director (April 1997)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Leon M. Pollack (68)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Richard Reiss, Jr. (64)	Director (April 1997)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Robert M. Solmson (61)	Director (September 2004)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Directors(3):

Charles Carroll (48)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Ashish Bhutani (48)	Director (July 2005)	Chief Executive Officer of the Investment Manager

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager. Each Director serves an indefinite term, until his or her successor is elected.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling
800-823-6300.

Lazard Retirement Series, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (36)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (50)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (46)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Director and Chief Compliance Officer of the Investment Manager

Cesar A. Trelles (34)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard Retirement Series, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board of Directors held on November 3, 2008, the Board considered the approval, for an additional annual period, of the Management Agreement. The Directors who are not interested persons (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 20 portfolios comprises approximately $8 billion of the approximately $100 billion of total assets under the management of the Investment Manager and its global affiliates). The representatives of the Investment Manager noted that the Investment Manager provides significant benefits to the Fund and its Portfolios through substantial investment in the Investment Manager’s global investment advisory business, including technology and operational support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, business reputation, financial condition and experience. The representatives of the Investment Manager reviewed the Fund’s distribution channels and the relationships the Investment Manager has with various intermediaries and the different needs of each. The representatives of the Investment Manager reviewed the asset growth or decline in each Portfolio.

The Directors considered the various services provided by the Investment Manager to each Portfolio and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund and its Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s administrative, accounting and compliance infrastructure and agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and accepted management’s assertion that such services are greater than those typically provided to an $8 billion fund complex.

Comparative Performance and Advisory Fees and Expense Ratios

The Directors reviewed the relative performance and advisory fees and expense ratios for each Portfolio, including comparative information through September 30, 2008 prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Performance. The Directors noted that although the Portfolios’ historical performance generally ranked below the medians of the relevant Lipper comparison group (“Group”) and Lipper Category (“Category”), the Portfolios’ performance for the one year period ended September 30, 2008 generally ranked above the medians of the relevant Group and Category, and performance was generally attractive on a relative basis, particularly the performance of the Retirement Emerging

Lazard Retirement Series, Inc.
Other Information (continued)
(unaudited)

Markets Equity Portfolio, which ranked in the first quartile of its Group and Category in each reporting period. The Investment Manager’s representatives noted that the Directors received regular updates on the Investment Manager’s efforts to improve the other Portfolios’ performance.

Advisory Fees and Expense Ratios. The Directors also discussed the advisory fees and current expense ratios for each Portfolio, noting the assumptions used in the comparisons, and it was noted that they are generally competitive in each Portfolio’s Group. For the Retirement U.S. Strategic Equity Portfolio, it was noted that the Investment Manager had provided significant waivers and reimbursements due to the Portfolio’s small asset base. Waivers and reimbursements also had been provided for the Retirement U.S. Small Cap Equity Portfolio, although to a lesser degree due to a larger asset base. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement arrangements for these Portfolios. A discussion of the fees charged and services provided under the Management Agreement ensued.

The Directors also considered advisory fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager in the same Lipper category as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). For each Portfolio, the Directors discussed the fee paid to the Investment Manager compared to the fee paid to the Investment Manager by Similar Accounts. For each Portfolio the Directors reviewed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager to evaluate the appropriateness and reasonableness of each Portfolio’s advisory fees. A discussion ensued with respect to each Portfolio, as a consequence of which the Board recognized that differences in fees paid by Similar Accounts were generally consistent with the differences in the services provided.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning the expenses incurred, and profits realized, by the Investment Manager and its affiliates resulting from the Management Agreement, including the projected dollar amount of expenses allocated and profit received by the Investment Manager for the calendar year ending December 31, 2008 and the method used to determine such expenses and profits. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates, receive any significant indirect benefits from managing the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager is currently used for brokerage purposes on only a very limited basis and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives noted that the Investment Manager does obtain soft dollar research, as reviewed by the Board each quarter.

The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares. The Directors accepted management’s assertions and concluded that the fees paid by the Fund pursuant to the Plan could reasonably be expected to benefit the Portfolios.

It was noted that for each Portfolio the profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall service levels, were thought not to be excessive, and the Board concurred with this analysis.

The Directors considered the Investment Manager’s profitability (projected for the 2008 calendar year) with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services. The Investment Manager representatives noted that profitability levels had been relatively stable in recent years. The Directors evaluated the costs of the services provided and profits realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances for each Portfolio, including the trend

Lazard Retirement Series, Inc.
Other Information (concluded)
(unaudited)

in asset growth or decline, the extent to which economies of scale would be realized as the Portfolio grows and whether economies of scale are shared with the Portfolio. The Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business or adding discounts to a Portfolio’s advisory fee schedule as a Portfolio’s assets increase. It was noted that a discussion of economies of scale should be predicated on increasing assets and that, for Portfolios with declining assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced. The Directors determined that they would revisit potential economies of scale no later than when they next reviewed the investment advisory fee in connection with renewal of the Management Agreement.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services associated with a $100 billion global asset management business.

•

While the Board was satisfied with the Investment Manager’s efforts to improve performance of the Retirement U.S. Strategic Equity, Retirement U.S. Small Cap Equity and Retirement International Equity Portfolios, the Board would continue to monitor these Portfolios’ performance. The Board was satisfied with the performance of Retirement Emerging Markets Equity Portfolio, which was above the median of its Group and Category.

•

The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the services provided, comparative advisory fee and expense ratio information, costs of the services provided and profits realized and other benefits derived by the Investment Manager from the relationship with the Fund.

•

The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and believed that, based on the considerations discussed above, the Fund’s fee schedules are reasonable in light of current economies of scale considerations and asset levels. In addition, the Board considered that it intends to continue to evaluate whether any material asset growth by the Portfolios has created, or would create, material economies of scale for the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund was in the best interests of the Fund and its shareholders.

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2008 Lazard Asset Management LLC

12/08 LZDPS010

Lazard Retirement Series

ITEM 2.     CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Lieberman, Mr. Solmson and Ms. Eckl are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees.     The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $94,100 in 2007 and $98,200 in 2008.

(b)     Audit-Related Fees.     There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates").

(c)     Tax Fees.     The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $24,700 in 2007 and $25,800 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d)     All Other Fees.     There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e)     Audit Committee Pre-Approval Policies and Procedures.     The Registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. There were no services provided by the Auditor that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     None.

(g)     Non-Audit Fees.     The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $24,700 in 2007 and $25,800 in 2008. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h)     Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     INVESTMENTS

Not applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and

Procedures,including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. There were no material changes to these procedures during the period covered by this report.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)     The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.     EXHIBITS.

(a)(1)     Code of Ethics referred to in Item 2.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 2, 2009

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 2, 2009